UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2020

AMESITE INC.

(Name of registrant in its charter)

Delaware	000-55804	82-1433756
(State or jurisdiction of	(Commission File	(IRS Employer
incorporation or organization)	Number)	Identification No.)

205 East Washington Street, Suite B

Ann Arbor, MI 48104

(Address of principal executive offices)

(650) 516-7633

(Registrant’s telephone number)

N/A

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

 On May 6, 2020, Amesite Inc. (the “Company”) entered into note purchase agreements (the “Purchase Agreements”) with certain accredited investors (the “Investors”) in connection with the offering and sale of unsecured convertible promissory notes (the “Notes”) with an aggregate principal amount of $1,087,500, before deducting referral fees payable to a FINRA-registered broker/dealer and other offering expenses in connection with the closing of a private placement offering.

The Notes mature on the first anniversary of their respective issuance dates and bear interest at a rate of 8.00% per annum, payable on maturity. The Notes are automatically convertible into shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), upon a Qualified Equity Financing or a Change of Control (as those terms are defined in the Notes).

The Notes, and Common Stock issuable upon conversion thereof, were not registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and were offered and sold in reliance on the exemption from registration under the Securities Act, as provided by Section 4(a)(2) thereof and Regulation D (Rule 506) thereunder.

As a result of the closing (the “Closing”) of the Notes on May 6, 2020, the Company has to date sold Notes with an aggregate principal amount of $1,352,500 before deducting placement agent and other offering expenses.

The foregoing descriptions of the Purchase Agreements and the Notes are not complete and are qualified in their entirety by reference to the full text of the form of Purchase Agreement and form of Note, copies of which are filed as Exhibit 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are hereby incorporated by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligations under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to the disclosure under Item 1.01 above which is hereby incorporated in this Item 2.03 by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Reference is made to the disclosure under Item 1.01 above which is hereby incorporated in this Item 3.02 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of Purchase Agreement
10.2	Form of Note

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMESITE INC.

Date: May 14, 2020	By:	/s/ Ann Marie Sastry, Ph.D
Ann Marie Sastry, Ph.D Chief Executive Officer

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